SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): January 11, 1998

                         MEDITRUST CORPORATION
         (Exact name of registrant as specified in its charter)

        DELAWARE                                            95-3520818
(State or other jurisdiction  (Commission File Number)     (IRS Employer
    of incorporation)                                  Identification No.)

197 First Avenue, Suite 300
      Needham, MA                                              02194
(address of principal executive offices)                    (Zip Code)

   Registrant's telephone number, including area code:  (781) 433-6000

                      MEDITRUST OPERATING COMPANY
         (Exact name of registrant as specified in its charter)

        DELAWARE                                            96-3419438
(State or other jurisdiction  (Commission File Number)     (IRS Employer
    of incorporation)                                  Identification No.)

197 First Avenue, Suite 100
      Needham, MA                                              02194
(address of principal executive offices)                    (Zip Code)

   Registrant's telephone number, including area code:  (781) 453-8062


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Item 5. Other Events

            On January 11, 1998, Meditrust Corporation ("Reitco"), Meditrust Operating Company ("Opco", and together with Reitco, "Registrant") and Cobblestone Holdings, Inc. ("Cobblestone") announced that they have entered into an Agreement and Plan of Merger dated as of January 11, 1998 (the "Merger Agreement"), pursuant to which Cobblestone will merge with and into Registrant (the "Merger"). Under the terms of the Merger Agreement, Registrant will acquire all of the outstanding common stock of Cobblestone for paired shares of Registrant, and all of the outstanding preferred stock of Cobblestone for paired shares of Registrant and/or, at Registrant's option, cash, with an aggregate value of approximately $241,000,000. The number of paired shares of Registrant to be issued in exchange for each outstanding share of common and preferred stock of Cobblestone, and the aggregate value of total Merger consideration, are subject to adjustment in the manner described in the Merger Agreement. In addition, approximately $154,000,000 of Cobblestone debt and associated costs will be refinanced or assumed as a condition of closing. The Merger, which is expected to be completed in the first quarter of 1998, is subject to customary closing conditions.

            The Registrant issued a press release announcing the Merger Agreement on January 12, 1998, which is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

(a)   Financial Statements.

      None.

(b)   Financial Information.

      None.

(c)   Exhibits.

      See the index to Exhibits attached hereto.


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                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 1998 MEDITRUST CORPORATION

                              By:  /s/   David F. Benson
                                   ---------------------------------------------
                                        (Signature)

                              Name:   David F. Benson
                              Title:  President

                              MEDITRUST OPERATING COMPANY

                              By:  /s/   Abraham D. Gosman
                                   ---------------------------------------------
                                        (Signature)

                              Name:  Abraham D. Gosman
                              Title: Chief Executive Officer


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Exhibit No.                          Description
-----------                          -----------

99.1 Press release dated January 12, 1998 issued by Registrant, announcing the execution and delivery of the Merger Agreement.